                                      Rule 497(e) File Nos. 2-90519 and 811-4007
Supplement

DATED SEPTEMBER 24, 1999 TO STATEMENT OF ADDITIONAL
INFORMATION DATED MARCH 1, 1999, AS SUPPLEMENTED
AUGUST 1, 1999

CITIFUNDS(SM) LARGE CAP GROWTH PORTFOLIO
CITIFUNDS(SM) SMALL CAP GROWTH PORTFOLIO
CITIFUNDS(SM) SMALL CAP VALUE PORTFOLIO
CITIFUNDS(SM) GROWTH & INCOME PORTFOLIO

The fourth paragraph on page 30 is hereby deleted and replaced with the following:

    [ ] "employee benefit plans qualified under Section 401 of the Internal
        Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in a Fund or in any combination of CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to this minimum)"